UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2007 (October 1, 2007)

BLACKROCK, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 East 52 nd Street, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 1, 2007, BlackRock, Inc. (“BlackRock”) announced that it had completed its acquisition of the funds of funds business of Quellos Group, LLC (“Quellos”) through the purchase of certain assets and assumption of certain liabilities of Quellos pursuant to an Asset Purchase Agreement, dated as of June 26, 2007 (the “Asset Purchase Agreement”), by and among BAA Holdings, LLC, Quellos Holdings, LLC and BlackRock.

A Current Report on Form 8-K was filed on October 1, 2007 reflecting the completion of the acquisition. This Form 8-K/A is being filed to amend Item 9.01 of the Current Report on Form 8-K filed on October 1, 2007. This amendment provides the audited historical consolidated financial statements of the entities that included the fund of funds business of Quellos as required by Item 9.01(a) of Form 8-K and both unaudited interim and unaudited pro forma financial information required by Item 9.01(b) of Form 8-K, which financial statements and pro forma information were not included in the Form 8-K filed on October 1, 2007. The Quellos financial information was prepared and provided to BlackRock by Quellos. The remainder of the information contained in the Current Report on Form 8-K filed on October 1, 2007 is not amended hereby.

The assets and liabilities acquired by BlackRock from Quellos are as set forth in the Asset Purchase Agreement. The pro forma financial information included in this filing reflects adjustments to exclude assets and liabilities not acquired in the transaction, such as liabilities relating to any ongoing litigation or investigations.

On September 11, 2007, BlackRock filed with the Securities and Exchange Commission a Form 8-K which included an unaudited condensed combined pro forma statement of income that gave effect to BlackRock’s acquisition of Merrill Lynch Investment Managers for the year ended December 31, 2006. Exhibit 99.4 reflects revised pro forma adjustments as noted therein and amends and supersedes the prior filing.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of business acquired.

The audited consolidated balance sheet of Quellos at December 31, 2006 and the related audited consolidated statements of operations, changes in members’ capital and cash flows for the year ended December 31, 2006 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

The unaudited condensed consolidated balance sheet of Quellos at September 30, 2007 and December 31, 2006 and the unaudited condensed consolidated statements of operations, changes in members’ capital and cash flows for the nine months ended September 30, 2007 and 2006 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined statement of financial condition at September 30, 2007 and the unaudited condensed combined statements of income for the nine months ended September 30, 2007 and for the year ended December 31, 2006 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP.
99.1	Audited Consolidated Balance Sheet of Quellos Group, LLC at December 31, 2006 and audited Consolidated Statements of Operations, Changes in Members’ Capital, and Cash Flows for the year ended December 31, 2006.
99.2	Unaudited Condensed Consolidated Balance Sheets of Quellos Group, LLC at September 30, 2007 and December 31, 2006 and unaudited Condensed Consolidated Statements of Operations, Changes in Members’ Capital, and Cash Flows for the nine months ended September 30, 2007 and 2006.
99.3	Unaudited Pro Forma Condensed Combined Statements of Income for the nine months ended September 30, 2007 and for the year ended December 31, 2006 and unaudited Pro Forma Condensed Combined Statement of Financial Condition at September 30, 2007.
99.4	Unaudited Condensed Combined Pro Forma Statement of Income of BlackRock, Inc. (BlackRock and Merrill Lynch Investment Managers) for the year ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

Date: December 17, 2007	By:	/s/ Paul L. Audet
Paul L. Audet
Managing Director and
Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP.
99.1	Audited Consolidated Balance Sheet of Quellos Group, LLC at December 31, 2006 and audited Consolidated Statements of Operations, Changes in Members’ Capital, and Cash Flows for the year ended December 31, 2006.
99.2	Unaudited Condensed Consolidated Balance Sheets of Quellos Group, LLC at September 30, 2007 and December 31, 2006 and unaudited Condensed Consolidated Statements of Operations, Changes in Members’ Capital, and Cash Flows for the nine months ended September 30, 2007 and 2006.
99.3	Unaudited Pro Forma Condensed Combined Statements of Income for the nine months ended September 30, 2007 and for the year ended December 31, 2006 and unaudited Pro Forma Condensed Combined Statement of Financial Condition at September 30, 2007.
99.4	Unaudited Condensed Combined Pro Forma Statement of Income of BlackRock, Inc. (BlackRock and Merrill Lynch Investment Managers) for the year ended December 31, 2006.

INDEX TO FINANCIAL STATEMENTS

Quellos Group, LLC:
Audited Consolidated Balance Sheet at December 31, 2006 and Consolidated Statements of Operations, Changes in Members’ Capital and Cash Flows for the Year Ended December 31, 2006.	F-2

Unaudited Condensed Consolidated Balance Sheets at September 30, 2007 and December 31, 2006 and unaudited Condensed Consolidated Statements of Operations, Changes in Members’ Capital and Cash Flows for the Nine Months Ended September 30, 2007 and 2006.

F-25

BlackRock, Inc. Pro Forma:	F-34

Unaudited Pro Forma Condensed Combined Statement of Financial Condition at September 30, 2007 and unaudited Pro Forma Condensed Combined Statement of Income for the Nine Months Ended September 30, 2007.

F-35
Unaudited Pro Forma Condensed Combined Statement of Income for the Year Ended December 31, 2006.	F-37
Notes to the unaudited Pro Forma Condensed Combined Financial Statements.	F-38

BlackRock, Inc. Pro Forma (BlackRock and Merrill Lynch Investment Managers)
Unaudited Condensed Combined Pro Forma Statement of Income for the Year Ended December 31, 2006.	F-43

F-1